SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                                   PURSUANT TO
                             SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  September 12, 1996


                             DATA TRANSLATION, INC.
               (Exact name of Registrant as specified in charter)

DELAWARE                      0-14779                          04-2532613
(State or other          (Commission File                   (I.R.S. Employer
jurisdiction                  Number)                      Identification No.)


                 100 Locke Drive, Marlborough, MA         01752-1192
                 (Address of Principal Executive Offices) (Zip Code)


                                 (508) 481-3700
                Registrant's Telephone number including area code



                                       -1-
3147087.01

ITEM 5. OTHER EVENTS. On September 16, 1996, the Registrant issued a press release announcing its reincorporation as of such date from the Commonwealth of Massachusetts to the State of Delaware. The Registrant's reincorporation was effected through a merger with its wholly-owned subsidiary, Data Translation, Inc., a Delaware corporation ("Newco"), whereby Newco was the surviving corporation. Pursuant to the terms of the merger, Newco succeeded to all of the rights, assets, liabilities and obligations of the Registrant and the shares of the Registrant's Common Stock were automatically converted into an equivalent number of shares of Newco. The previously outstanding shares of Newco held by the Registrant prior to the merger were deemed cancelled upon the merger. Reference is made to the press release which is included as Exhibit 99.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   EXHIBITS.

Exhibit Number                                Title

       99          Press Release of the Registrant dated September 16, 1996.


                                       -2-
3147087.01

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DATA TRANSLATION, INC.


                                                By /s/ Peter J. Rice
Date:  September 25, 1996                          Peter J. Rice
                                                   Vice President & Treasurer
                                                   (Chief Financial Officer)

                                       -3-
3147087.01

                                  EXHIBIT INDEX


Exhibit Number                      Description

       99       Press Release of the Registrant dated September 16, 1996.

                                       -4-
3147087.01